                   AMENDMENT #1 TO SATELLITE SERVICE AGREEMENT


       THIS AMENDMENT #1 ("Amendment #1") to the Satellite Service Agreement effective as of March 21, 2003 (the "Original Agreement"), between SES Americom, Inc., as agent for SES Americom California, Inc. (for the period prior to the In-Service Date) and SES Americom Colorado, Inc. (for the period on and after the In-Service Date), on the one hand, and EchoStar Satellite Corporation ("Customer") and EchoStar Communications Corporation (solely as to the obligation set forth in Section 3.C of the Agreement), on the other hand, is made effective as of July 10, 2003 (the "Amendment #1 Effective Date"). All references to "SES Americom" herein shall include SES Americom California, Inc., SES Americom Colorado, Inc., and SES Americom, Inc. as agent for each. Defined terms used in this Agreement have the meanings specified herein or in the Original Agreement. The Original Agreement as amended by this Amendment #1 is referred to as the "Agreement".

       SES Americom and Customer agree to amend the Original Agreement in accordance with the terms and conditions set forth below.

         (1) *** Within thirty (30) days after the Amendment #1 Effective Date, the parties shall enter into a service agreement (the "AMC-14 Agreement") for the *** Satellite on the terms and conditions described
         ***

(3) Miscellaneous Modifications. *** Section 10.A of the Original Agreement is amended by renumbering Subsection (2) as Subsection (3) and inserting the following after Subsection (1): "(2) as to Customer, relates to or affects its ability to achieve the In-Service Date of the EchoStar *** Satellite."

(4) New Section 2.N. The Original Agreement is amended to add the following as a new Section 2.N:

           ***

(5) Definitions. The following definitions are added to Article 11:

       ***

(6) Conditions. All of the rights and obligations of the parties set forth in this Amendment #1 are conditioned on the execution and implementation of the AMC-14 Agreement, failing which this Amendment #1 shall be void ab initio and the Original Agreement shall remain in full force and effect in accordance with its terms and conditions.

(7) General. Except as expressly modified herein, the Original Agreement shall remain in full force and effect in accordance with its terms and conditions.


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.


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       This AMENDMENT #1 contains the complete and exclusive understanding of the parties with respect to the subject matter hereof and supersedes all prior negotiations and agreements between the parties with respect thereto.

ECHOSTAR SATELLITE CORPORATION              SES AMERICOM, INC., as agent for
                                            SES AMERICOM CALIFORNIA, INC. and
                                            SES AMERICOM COLORADO, INC.


By:                                         By:
    -----------------------------------         --------------------------------
(Signature)                                          (Signature)

Name:                                       Name:
      ---------------------------------           ------------------------------
(Typed or Printed Name)                              (Typed or Printed Name)

Title:                                      Title:
       --------------------------------            -----------------------------


ECHOSTAR COMMUNICATIONS CORPORATION,
solely as to the obligation set forth
in Section 3.C of the Agreement


By:
    -----------------------------------
(Signature)

Name:
      ---------------------------------
(Typed or Printed Name)

Title:
       --------------------------------


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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